As filed with the Securities and Exchange Commission on May 30, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-08795

Brookfield High Income Fund Inc.
(Exact name of registrant as specified in charter)

Brookfield Place, 250 Vesey Street 15th Floor, New York, NY 10281-1023
(Address of principal executive offices) (Zip code)

Brian F. Hurley, Brookfield Place, 250 Vesey Street, 15th Floor New York, NY 10281-1023
(Name and address of agent for service)

855-777-8001
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2014

Date of reporting period:  March 31, 2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (Sections 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Schedule of Investments.

BROOKFIELD HIGH INCOME FUND INC.
Schedule of Investments (Unaudited)
March 31, 2014
	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 3.6%
Non-Agency Mortgage-Backed Securities – 3.6%
Alternative Loan Trust
Series 2007-OA3, Class 1A1 1	0.29%	04/25/47	$634	$531,299
Home Equity Asset Trust
Series 2006-7, Class 2A3 1,2	0.30	01/25/37	659	443,135
Nomura Resecuritization Trust
Series 2014-1R, Class 2A6 1,3,4	0.00	02/25/37	434	0
Series 2014-1R, Class 2A11 1,3,4	0.34	02/25/37	1,440	637,200
Securitized Asset Backed Receivables LLC
Series 2007-BR4, Class A2B 1,2,5	0.35	05/25/37	729	444,261
Series 2007-BR3, Class A2B 1,2,5	0.37	04/25/37	955	587,127
Total Non-Agency Mortgage-Backed Securities				2,643,022
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $2,640,595)				2,643,022
CORPORATE BONDS – 124.1%
Automotive – 7.5%
American Axle & Manufacturing, Inc. 11	6.25	03/15/21	1,225	1,304,625
Chrysler Group LLC 11	8.25	06/15/21	1,000	1,131,250
Ford Motor Co. 11	6.50	08/01/18	1,000	1,150,145
Jaguar Land Rover Automotive PLC 3,4,6	8.13	05/15/21	750	851,250
Motors Liquidation Co. 7,8	8.38	07/15/33	2,500	250
Servus Luxembourg Holding SCA 3,4,6	7.75	06/15/18	€725	1,066,320
Total Automotive				5,503,840
Banking – 0.7%
Ally Financial, Inc. 9 (Acquired 12/02/08, Cost $7,451, 0.0%)	6.75	12/01/14	8	7,763
Bilbao Luxembourg SA 6,10	10.50	12/01/18	350	499,056
Total Banking				506,819
Basic Industry – 19.0%
Alpha Natural Resources, Inc. 11	6.25	06/01/21	1,100	827,750
Arch Coal, Inc. 11	7.25	06/15/21	1,650	1,245,750
Associated Materials LLC 11	9.13	11/01/17	1,000	1,052,500
Cascades, Inc. 6,11	7.75	12/15/17	1,000	1,042,500
FMG Resources August 2006 Property Ltd. 3,4,6	6.88	04/01/22	675	727,313
Hexion US Finance Corp. 11	9.00	11/15/20	1,200	1,188,000
Huntsman International LLC 11	8.63	03/15/21	1,000	1,120,000
INEOS Group Holdings SA 3,4,6,11	6.13	08/15/18	1,000	1,037,500
Masonite International Corp. 3,4,6,11	8.25	04/15/21	1,000	1,103,750
Steel Dynamics, Inc.	7.63	03/15/20	500	541,250
Tembec Industries, Inc. 6,11	11.25	12/15/18	1,000	1,092,500
Trinseo Materials Operating SCA 6	8.75	02/01/19	775	832,156
USG Corp. 11	9.75	01/15/18	1,000	1,207,500
Xerium Technologies, Inc.	8.88	06/15/18	790	843,325
Total Basic Industry				13,861,794
Capital Goods – 9.7%
AAR Corp.	7.25	01/15/22	525	568,313
Ardagh Packaging Finance PLC 3,4,6,11	6.75	01/31/21	975	1,018,875
Berry Plastics Corp. 11	9.50	05/15/18	1,000	1,057,500
Crown Cork & Seal Company, Inc. 11	7.38	12/15/26	1,000	1,110,000
Mueller Water Products, Inc.	7.38	06/01/17	625	639,062
Reynolds Group Issuer, Inc. 11	9.00	04/15/19	1,110	1,187,700

Tekni-Plex, Inc. 3,4	9.75	06/01/19	400	454,000
Terex Corp.	6.00	05/15/21	625	668,750
Terex Corp.	6.50	04/01/20	375	407,813
Total Capital Goods				7,112,013
Consumer Cyclical – 8.2%
ACCO Brands Corp. 11	6.75	04/30/20	1,000	1,026,250
DineEquity, Inc. 11	9.50	10/30/18	1,000	1,090,000
Levi Strauss & Co. 11	7.63	05/15/20	1,000	1,086,250
Limited Brands, Inc. 11	7.60	07/15/37	1,000	1,065,000
New Albertsons, Inc.	7.75	06/15/26	900	738,000
Roundy's Supermarkets, Inc. 3,4	10.25	12/15/20	900	958,500
Total Consumer Cyclical				5,964,000
Consumer Non-Cyclical – 4.0%
C&S Group Enterprises LLC 3,4	8.38	05/01/17	844	881,980
Easton-Bell Sports, Inc. 11	9.75	12/01/16	1,000	1,053,770
Post Holdings, Inc.	7.38	02/15/22	900	967,500
Total Consumer Non-Cyclical				2,903,250
Energy – 14.7%
Atlas Pipeline Partners LP 11	5.88	08/01/23	1,100	1,086,250
BreitBurn Energy Partners LP 11	8.63	10/15/20	1,000	1,093,750
Calfrac Holdings LP 3,4,11	7.50	12/01/20	1,000	1,050,000
Encore Acquisition Co. 7,9 (Acquired 02/19/10, Cost $497, 0.0%)	6.00	07/15/15	1	500
EV Energy Partners LP 11	8.00	04/15/19	975	1,009,125
Ferrellgas Partners LP	8.63	06/15/20	100	106,250
Hilcorp Energy I LP 3,4	8.00	02/15/20	850	920,125
Key Energy Services, Inc.	6.75	03/01/21	525	551,906
Linn Energy LLC	7.75	02/01/21	250	268,750
Linn Energy LLC 11	8.63	04/15/20	1,000	1,086,250
National Oilwell Varco, Inc. 9 (Acquired 03/25/08, Cost $6,954, 0.0%)	6.13	08/15/15	7	7,009
Precision Drilling Corp. 6	6.63	11/15/20	375	401,250
RKI Exploration & Production LLC 3,4	8.50	08/01/21	675	729,000
Thunderbird Resource Equity I 8,11	11.00	12/01/17	388	341,205
Trinidad Drilling Ltd. 3,4,6,11	7.88	01/15/19	620	663,400
Venoco, Inc. 11	8.88	02/15/19	1,000	1,010,000
W&T Offshore, Inc.	8.50	06/15/19	365	394,200
Total Energy				10,718,970
Finance & Investment – 1.4%
Numericable Finance & Company SCA 6	12.38	02/15/19	406	687,698
Puma International Financing SA 3,4,6	6.75	02/01/21	350	354,375
Total Finance & Investment				1,042,073
Healthcare – 11.3%
CHS/Community Health Systems, Inc. 11	7.13	07/15/20	975	1,057,875
DJO Finance LLC	9.88	04/15/18	700	763,000
HCA, Inc. 11	8.00	10/01/18	1,000	1,185,000
inVentiv Health, Inc. 3,4	11.00	08/15/18	390	359,775
Jaguar Holding Company II 3,4,11	9.50	12/01/19	925	1,029,062
Kindred Healthcare, Inc. 3,4	6.38	04/15/22	1,000	1,002,500
Kindred Healthcare, Inc. 11	8.25	06/01/19	975	1,044,469
Polymer Group, Inc. 11	7.75	02/01/19	1,000	1,070,000
Service Corporation International 11	6.75	04/01/16	700	761,250
Total Healthcare				8,272,931
Media – 8.9%
Cablevision Systems Corp. 11	8.63	09/15/17	1,000	1,187,500
CCO Holdings LLC	7.25	10/30/17	250	264,688
CCO Holdings LLC	8.13	04/30/20	835	914,325
Cenveo Corp. 11	8.88	02/01/18	1,000	1,020,000

Clear Channel Communications, Inc. 11	9.00	03/01/21	1,000	1,043,750
Cumulus Media Holdings, Inc.	7.75	05/01/19	550	585,750
Mediacom LLC 11	9.13	08/15/19	1,025	1,096,750
National CineMedia LLC	6.00	04/15/22	350	369,250
Total Media				6,482,013
Real Estate – 1.5%
Realogy Corp. 3,4,11	7.88	02/15/19	1,000	1,078,750
Services – 20.7%
Avis Budget Car Rental LLC	5.50	04/01/23	500	503,750
Avis Budget Car Rental LLC 11	8.25	01/15/19	1,000	1,072,500
Boyd Gaming Corp. 11	9.00	07/01/20	1,000	1,106,250
Casella Waste Systems, Inc. 11	7.75	02/15/19	1,275	1,322,812
Chester Downs & Marina LLC 3,4,11	9.25	02/01/20	1,025	1,019,875
GLP Capital LP 3,4	5.38	11/01/23	775	796,312
Iron Mountain, Inc.	6.00	08/15/23	500	531,250
Iron Mountain, Inc. 11	8.38	08/15/21	1,000	1,060,000
Isle of Capri Casinos, Inc.	5.88	03/15/21	500	507,500
Jurassic Holdings III, Inc. 3,4	6.88	02/15/21	125	128,750
KM Germany Holdings GmbH 6	8.75	12/15/20	400	617,279
Legrand France SA 6	8.50	02/15/25	750	996,786
MGM Resorts International 11	7.63	01/15/17	675	770,344
Mohegan Tribal Gaming Authority 9 (Acquired 10/27/09, Cost $500, 0.0%)	7.13	08/15/14	1	497
MTR Gaming Group, Inc. 11	11.50	08/01/19	953	1,077,255
Palace Entertainment Holdings LLC 3,4,11	8.88	04/15/17	1,000	1,037,500
PulteGroup, Inc. 11	6.38	05/15/33	1,000	980,000
RPG Byty, s.r.o 6	6.75	05/01/20	350	491,824
Sotheby's 3,4	5.25	10/01/22	500	488,750
United Rentals North America, Inc.	7.63	04/15/22	200	224,250
United Rentals North America, Inc.	8.25	02/01/21	325	363,594
Total Services				15,097,078
Technology & Electronics – 3.4%
First Data Corp. 11	11.25	01/15/21	1,200	1,369,500
Freescale Semiconductor, Inc. 11	8.05	02/01/20	516	566,955
ION Geophysical Corp. 3,4	8.13	05/15/18	550	517,000
Total Technology & Electronics				2,453,455
Telecommunications – 13.1%
CenturyLink, Inc. 11	7.65	03/15/42	1,000	943,750
Cincinnati Bell, Inc. 11	8.75	03/15/18	1,000	1,046,250
CyrusOne LP	6.38	11/15/22	275	290,125
Fairpoint Communications, Inc. 3,4	8.75	08/15/19	600	642,000
Frontier Communications Corp. 11	7.13	03/15/19	1,250	1,384,374
Intelsat Luxembourg SA 6,11	7.75	06/01/21	1,000	1,052,500
Level 3 Communications, Inc. 11	8.88	06/01/19	1,000	1,098,750
Level 3 Financing, Inc. 3,4	6.13	01/15/21	225	237,375
PAETEC Holding Corp.	9.88	12/01/18	500	548,750
Qwest Capital Funding, Inc.	6.88	07/15/28	250	238,750
T-Mobile USA, Inc. 11	6.63	04/01/23	1,000	1,060,000
Windstream Corp.	7.50	06/01/22	975	1,028,625
Total Telecommunications				9,571,249
Utility – 0.0%
Dynegy Holdings LLC 7,8,9 (Acquired 04/11/11, Cost $0, 0.0%)	8.38	05/01/16	8	75
Edison Mission Energy 8,9 (Acquired 12/06/11, Cost $7,450, 0.0%)	7.50	06/15/13	8	6,825
Total Utility				6,900
Total CORPORATE BONDS (Cost $85,821,859)				90,575,135

TERM LOANS – 3.0%
Albertson, Inc. 1,4	4.75	03/21/19	347	349,405
Fairpoint Communications, Inc. 1,4	7.50	02/14/19	545	561,129
inVentiv Health, Inc. 1,4	7.50	08/04/16	675	674,325
Roundy's Supermarkets, Inc. 1,4	5.75	02/21/21	275	275,115
Texas Competitive Electric Holdings Company LLC 1,4	4.74	10/10/17	53	38,517
Texas Competitive Electric Holdings Company LLC 1,4	4.74	10/10/17	376	270,577
Total TERM LOANS (Cost $2,209,617)				2,169,068
			Shares	Value
COMMON STOCKS – 2.5%
Automotive – 0.4%
Ford Motor Co.			16,500	257,400
Capital Goods – 0.4%
General Electric Co.			10,100	261,489
Services – 0.2%
Iron Mountain, Inc.			6,750	186,097
Telecommunications – 1.5%
AT&T, Inc.			7,715	270,565
CenturyLink, Inc.			7,630	250,569
Frontier Communications Corp.			106,109	604,822
Total Telecommunications				1,125,956
Utility – 0.0%
Dynegy, Inc. 12			185	4,614
Total COMMON STOCKS (Cost $1,727,593)				1,835,556
WARRANTS – 0.5%
Automotive – 0.5%
General Motors Financial Company, Inc. 12			9,239	229,497
Expiration: July 2016
Exercise Price: $10.00
General Motors Financial Company, Inc. 12			9,239	160,851
Expiration: July 2019
Exercise Price: $18.33
Total Automotive				390,348
Total WARRANTS (Cost $480,581)				390,348
	Interest Rate			Value
SHORT TERM INVESTMENTS – 5.0%
STIT Liquid Assets Portfolio, Institutional Class, Institutional Class 1	0.07%		3,632,354	3,632,354
Total SHORT TERM INVESTMENTS (Cost $3,632,354)				3,632,354
Total Investments – 138.7% (Cost $96,512,599)				101,245,483
Liabilities in Excess of Other Assets – (38.7)%				(28,253,179)
TOTAL NET ASSETS – 100.0%				$72,992,304

BROOKFIELD HIGH INCOME FUND INC.
Schedule of Investments (Unaudited)
March 31, 2014

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	— Variable rate security – Interest rate shown is the rate in effect as of March 31, 2014.
2	— Investment in subprime security. As of March 31, 2014, the total value of these securities was $1,474,523 or 2.0% of net assets.
3
 — Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from
       registration, normally to qualified    institutional buyers. As of March 31, 2014, the total value of all such investments was $20,791,237 or 28.5% of net assets.

4	— Private Placement.
5	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
6	— Foreign security or a U.S. security of a foreign company.
7
 — Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees. As of March 31, 2014, the total value of all such securities was $825 or 0.0% of net assets.

8	— Issuer is currently in default on its regularly scheduled interest payment.
9
 — Restricted Illiquid Securities - Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees.  The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively.  As of March 31, 2013, the total value of all such securities was $23,294 or 0.0% of net assets.

10	— Payment in kind security.
11	— Portion or entire principal amount delivered as collateral for credit facility.
12	— Non-income producing security.

Notes to Financial Statements (Unaudited)

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the trade price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Directors (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day to day responsibilities for valuation determinations under these procedures to the Adviser. The Board has reviewed and approved the valuation procedures utilized by the Adviser and regularly reviews the application of the procedures to the securities in the Fund’ portfolios. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. If a market value or price cannot be determined for a security or a significant event has occurred that would materially affect the value of the security, the security is fair valued by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1-	quoted prices in active markets for identical assets or liabilities
• Level 2-
quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

• Level 3-	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee.  If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), regularly compares one of its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceeds certain tolerance levels with the third party pricing service or broker source.  For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2014:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Residential Mortgage Related Holdings	$-	$-	$2,643,022	$2,643,022
Corporate Bonds	-	90,574,310	825	90,575,135
Term Loans	-	2,169,068	-	2,169,068
Common Stocks	1,835,556	-	-	1,835,556
Warrants	390,348	-	-	390,348
Short Term Investments	3,632,354	-	-	3,632,354
Total	$5,858,258	$92,743,378	$2,643,847	$101,245,483

Valuation Inputs	Other Financial Instruments*
Level 1 - Quoted Prices	$19,331
Level 2 - Quoted Prices in Inactive Markets or Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$19,331

* Other financial instruments include forward currency contracts

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of March 31, 2014.  The table is not all-inclusive, but provides information on the significant Level 3 inputs.

	Quantitative Information about Level 3 Fair Value Measurements**
Assets	Fair Value as of March 31, 2014	Valuation Methodology	Significant Unobservable Input	Price
Corporate Bonds	$825	Discounted Cash Flow	Market Comparable Companies	$0.01

** The table above does not include level 3 securities that are valued by brokers and pricing services. At March 31, 2014, the value of these securities was approximately $825. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Valuation of Investments Note. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Valuation Inputs	Residential Mortgage Related Securities	Corporate Bonds	Total
Balance as of June 30, 2013	$-	$825	$825
Accrued Discounts (Premiums)	-	-	-
Realized Gain/(Loss)	-	-	-
Change in Unrealized Appreciation (Depreciation)	2,427	-	2,427
Purchases at cost	2,640,595	-	2,640,595
Sales proceeds	-	-	-
Transfers out of Level 3	-	-	-
Balance as of March 31, 2014	$2,643,022	$825	$2,643,847
Change in unrealized gains or losses relating to assets still held at reporting date	$2,427	$-	$2,427

For the period ended March 31, 2014, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

All contracts were done with Bank of New York Mellon as the counterparty. As of March 31, 2014, the following forward contracts were outstanding:

Settlement Date	Currency to be Delivered		U.S. $ Value at March 31, 2014	Currency to be Received		Unrealized Appreciation
05/12/14	$ 2,395,000	Euros	3,299,207	3,318,538	U.S. Dollars	$ 19,331

Credit facility: The Fund established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused. For the period ended March 31, 2014, the average interest rate paid on the amounts outstanding under the line of credit was 1.01%.

Total line of credit amount available	$ 34,000,000
Line of credit outstanding at March 31, 2014	28,750,000
Line of credit amount unused at March 31, 2014	5,250,000
Average balance outstanding during the period	29,664,416
Interest expense incurred on line of credit during the period	258,979

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at March 31, 2014

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 96,512,599	$ 5,707,526	$ (974,642)	$ 4,732,884

Item 2. Controls and Procedures.

(a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-Q.

(b) As of the date of filing this Form N-Q, the Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant's internal control over financial reporting.

Item 3. Exhibits

(a) Certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Brookfield High Income Fund Inc.

By (Signature and Title)                  /s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:   May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                  /s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:   May 30, 2014

By (Signature and Title)                   /s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date:   May 30, 2014